                               [GRAPHIC OMITTED]



                              THE BERKSHIRE FUNDS

                            2001 Semi-Annual Report







                      BERKSHIRE FOCUS + TECHNOLOGY FUNDS

[GRAPHIC OMITTED]

                                      *
------------------------------------------------------------------------------

In these volatile times, we understand how investing in technology can feel like being in the middle of the storm of the century. As a shareholder, you can be certain we are doubling our research efforts in order to successfully navigate through the treacherous waters. We believe our rigorous analysis combined with our strategic location in Silicon Valley will allow us to position our portfolios for a time when calmer seas will prevail.

------------------------------------------------------------------------------
                                      *




This report is provided for the general information of the shareholders of the Berkshire Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding the Funds, including charges and expenses, visit our web site at www.berkshirefunds.com or call toll-free 1-877-526-0707 for a free prospectus. Please read it carefully before you invest or send money.

                                      *
                       -------------------------------
                          LETTER TO THE SHAREHOLDERS

[PHOTO]

Dear Shareholder,

The first six months of 2001 have been extraordinarily difficult for technology-oriented mutual funds such as ours. After several years of outsized gains, driven in large part by the rapid expansion of the U.S. economy, many of the Funds' best performing investments suddenly became our worst. The period witnessed a dramatic slowdown in the economy, forcing corporations to postpone or cancel spending on information technology projects. This resulted in a barrage of corporate profit warnings and wide-spread job layoff announcements within the technology sector - as well as a lack of near-term earnings visibility. Making matters worse, volatility in the markets intensified as investors grappled with rising energy costs, waning consumer confidence and fears of a broader economic slowdown spreading to the rest of the world. In an attempt to spark an economic recovery, the Federal Reserve surprised investors with a half-point interest rate cut in early January. Technology stocks briefly rallied on the news, only to surrender those gains amid growing concerns the economy was headed toward a recession. Determined to reverse the economic downturn, Fed policymakers embarked on an aggressive campaign to cut interest rates even further. In a series of unprecedented moves, the central bank slashed interest rates up to a half-percentage point five additional times by period end. These efforts, however, did little to bolster investor sentiment as all three major indices - led by the technology-laden Nasdaq Composite Index - finished in negative territory.

Against this harsh economic backdrop, the Berkshire Focus Fund and the Berkshire Technology Fund posted total returns of -54.77% and -54.66%, respectively, during the first half of the year. For comparative purposes, the Dow Jones Industrial Average fell by 1.86%, the S&P 500 Index lost 6.70%, and the Nasdaq Composite Index declined by 12.42% over the same period. As always, all return data includes reinvested dividends. Please see the accompanying financial statements for the Funds' average annual returns since inception.

                                      *
                 -------------------------------------------



Clearly, we are very disappointed with the Funds' recent performance when compared to our equity market benchmarks. While one should expect us to underperform in down markets and outperform in up markets, without question this has been the worst decline we have experienced since the inception of our Funds. As is no doubt evident, the downturn in the market was led by some of the most dominant companies within the technology industry - many of which have been long-term investments of our Funds. Although we took steps to reduce our exposure somewhat in these companies, we did not anticipate the magnitude and velocity of the decline in value of our remaining core technology holdings. Despite the Funds' poor performance during the period, however, what actually challenged us most was balancing our short-term perspective against our long-term outlook. We made the difficult decision to adhere to our long-term investment approach - which had served us well over the years - and were severely punished for it. That said, we remain confident that our long-term approach towards technology investing will ultimately prevail when the equity markets recover - allowing us to once again to deliver the solid investment results that you have come to expect from us.

Looking towards the second-half of the year, we are already beginning to see some evidence in the macro-economic data suggesting the U.S. economy may be in the process of bottoming out. Working in our favor are lower interest rates, taxes and energy prices - as well as constrained inflation and increased productivity gains. Because the stock market is a discounting mechanism, we would not be surprised to see the equity markets move higher well in advance of an actual economic recovery. Our near-term focus then, will be to take advantage of the market's recent dislocations by adding to our positions at substantial discounts. We will also be looking to establish new positions in companies we believe will rebound the strongest once the economy regains its footing. Going forward then, we are very optimistic about the long-term prospects for the equity markets - especially the technology sector. As a result, you can expect us to remain committed to our aggressive, high-growth style of investing just as we have in the past. We thank you for your confidence and continued investment in the Berkshire Funds.


Malcolm R. Fobes III

/s/ Malcolm R. Fobes III

Portfolio Manager
Berkshire Focus Fund
Berkshire Technology Fund

[GRAPHIC OMITTED]

                                      *
------------------------------------------------------------------------------

                             BERKSHIRE FOCUS FUND

                               Performance Data

                                   6/30/2001

------------------------------------------------------------------------------
                                      *


Photo: Close-up of a semiconductor

                                      *
                 -------------------------------------------
                       FOCUS FUND'S RELATIVE PERFORMANCE
    Growth of a hypothetical $10,000 investment since inception (July 1, 1997)


                         FOCUS FUND vs. THE S&P 500 INDEX


                                 [GRAPHIC OMITTED]


                                 S&P 500       BERKSHIRE FOCUS
                                  INDEX             FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  JUN-97         $10,000         $ 10,000
                  JUL-97          10,795           10,000
                  AUG-97          10,191            9,950
                  SEP-97          10,748           10,050
                  OCT-97          10,390            9,500
                  NOV-97          10,870            9,510
                  DEC-98          11,057            8,738
                  JAN-98          11,179            9,699
                  FEB-98          11,985           10,174
                  MAR-98          12,598           10,174
                  APR-98          12,725           10,346
                  MAY-98          12,506           10,043
                  JUN-98          13,014           11,539
                  JUL-98          12,876           11,560
                  AUG-98          11,017            9,314
                  SEP-98          11,722           11,287
                  OCT-98          12,675           11,620
                  NOV-98          13,443           14,078
                  DEC-98          14,217           17,822
                  JAN-99          14,811           20,835
                  FEB-99          14,351           19,177
                  MAR-99          14,925           22,776
                  APR-99          15,503           23,740
                  MAY-99          15,138           20,976
                  JUN-99          15,977           23,036
                  JUL-99          15,479           21,735
                  AUG-99          15,402           24,001
                  SEP-99          14,980           24,749
                  OCT-99          15,928           26,884
                  NOV-99          16,252           31,405
                  DEC-99          17,208           43,289
                  JAN-00          16,344           44,376
                  FEB-00          16,035           62,228
                  MAR-00          17,602           60,272
                  APR-00          17,073           53,253
                  MAY-00          16,723           45,712
                  JUN-00          17,135           56,317
                  JUL-00          16,867           57,013
                  AUG-00          17,914           71,627
                  SEP-00          16,969           67,248
                  OCT-00          16,897           56,719
                  NOV-00          15,566           36,118
                  DEC-00          15,642           36,346
                  JAN-01          16,197           36,813
                  FEB-01          14,721           19,841
                  MAR-01          13,789           13,973
                  APR-01          14,859           19,624
                  MAY-01          14,959           17,418
                  JUN-01          14,595           16,440


Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All relative performance data reflect reinvested dividends.



                                     *
                -------------------------------------------
                              TOP 10 HOLDINGS


        SECURITY                               6/30/01    12/31/00
        ----------------------------------------------------------
        AOL Time Warner, Inc.                   7.07%        -
        Brocade Communications Systems, Inc.    6.85%      7.35%
        PeopleSoft, Inc.                        6.47%        -
        Novellus Systems, Inc.                  5.63%        -
        BEA Systems, Inc.                       5.58%      6.36%
        Siebel Systems, Inc.                    5.57%      2.54%
        EMC Corp.                               5.49%      8.06%
        CIENA Corp.                             4.98%      5.64%
        Juniper Networks, Inc.                  4.81%      7.59%
        Applied Materials, Inc.                 4.57%        -


Stated as a percentage of total net assets as of 6/30/01.

The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund's current or future investments.

                                       *
                  -------------------------------------------
                        FOCUS FUND'S PERFORMANCE SUMMARY
                     Total returns for period ended 6/30/01

                                                                 Since
                               Year-to-Date       1 Year      Inception(A)   Cumulative(B)

FOCUS FUND                        -54.77%        -70.81%         13.22%         64.40%
--------------------------------------------------------------------------------------
Dow Jones Industrial Average       -1.86%          2.14%          9.96%         46.21%
S&P 500 Index                      -6.70%        -14.83%          9.91%         45.95%
NASDAQ Composite Index            -12.42%        -45.39%         10.98%         51.69%
--------------------------------------------------------------------------------------


(A) Average annual total return since inception (July 1, 1997).
(B) From July 1, 1997 to June 30, 2001.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

This Fund may concentrate its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information.



                                       *
                  -------------------------------------------
                               HOLDINGS BY SECTOR

                                [Graphic Omitted]

                     Software                           34.2%
                     Storage Devices                    18.3%
                     Semiconductor Capital Equipment    10.2%
                     Networking Equipment                9.5%
                     Semiconductors                      9.4%
                     Fiber Optic Equipment               8.9%
                     Multimedia                          7.1%
                    *Net Cash Equivalents                2.4%


Stated as a percentage of total net assets as of 6/30/01.
*Net of receivables and payables.

The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund's current or future investments.

[GRAPHIC OMITTED]

                                      *
------------------------------------------------------------------------------

                          BERKSHIRE TECHNOLOGY FUND

                               Performance Data

                                   6/30/2001

------------------------------------------------------------------------------
                                      *


Photo: Close-up of a computer hard drive read/write heads.

                                       *
                  -------------------------------------------
                     TECHNOLOGY FUND'S RELATIVE PERFORMANCE
                  Growth of a hypothetical $10,000 investment
                      since inception (December 29, 1999)


                 TECHNOLOGY FUND vs. THE NASDAQ COMPOSITE INDEX


                                [GRAPHIC OMITTED]


                                  NASDAQ         BERKSHIRE
                                COMPOSITE        TECHNOLOGY
                                  INDEX             FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  DEC-99         $10,000         $ 10,000
                  JAN-00           9,751           10,390
                  FED-00          11,624           14,610
                  MAR-00          11,319           13,590
                  APR-00           9,557           11,840
                  MAY-00           8,421           10,080
                  JUN-00           9,822           12,460
                  JUL-00           9,329           12,630
                  AUG-00          10,419           15,900
                  SEP-00           9,099           14,920
                  OCT-00           8,349           12,590
                  NOV-00           6,438            7,930
                  DEC-00           6,124            8,050
                  JAN-01           6,874            8,160
                  FED-01           5,336            4,410
                  MAR-01           4,566            3,120
                  APR-01           5,251            4,380
                  MAY-01           5,238            3,870
                  JUN-01           5,363            3,650

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All relative performance data reflect reinvested dividends.



                                     *
                -------------------------------------------
                              TOP 10 HOLDINGS


        SECURITY                               6/30/01    12/31/00
        ----------------------------------------------------------
        AOL Time Warner, Inc.                   7.31%        -
        Brocade Communications Systems, Inc.    6.99%      8.14%
        PeopleSoft, Inc.                        6.41%        -
        Novellus Systems, Inc.                  5.38%        -
        BEA Systems, Inc.                       5.43%      7.04%
        Siebel Systems, Inc.                    5.13%      2.44%
        EMC Corp.                               5.32%      7.26%
        Juniper Networks, Inc.                  4.84%      7.45%
        Applied Materials, Inc.                 4.68%        -
        CIENA Corp.                             4.66%      5.70%

Stated as a percentage of total net assets as of 6/30/01.

The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund's current or future investments.

                                        *
                  -------------------------------------------
                     TECHNOLOGY FUND'S PERFORMANCE SUMMARY
                     Total returns for period ended 6/30/01

                                                                 Since
                               Year-to-Date       1 Year      Inception(A)   Cumulative(B)

TECHNOLOGY FUND                   -54.66%        -70.71%        -48.77%        -63.50%
--------------------------------------------------------------------------------------
Dow Jones Industrial Average       -1.86%          2.14%         -4.30%         -6.38%
S&P 500 Index                      -6.70%        -14.83%        -10.16%        -14.85%
NASDAQ Composite Index            -12.42%        -45.39%        -33.96%        -46.37%
--------------------------------------------------------------------------------------


(A) Average annual total return since inception (December 29, 1999).
(B) From December 29, 1999 to June 30, 2001.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

This Fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information.



                                       *
                  -------------------------------------------
                               HOLDINGS BY SECTOR

                                [Graphic Omitted]

                     Software                           33.9%
                     Storage Devices                    17.9%
                     Networking Equipment               10.4%
                     Semiconductor Capital Equipment    10.1%
                     Semiconductors                      9.4%
                     Fiber Optic Equipment               8.7%
                     Multimedia                          7.3%
                    *Net Cash Equivalents                2.3%


Stated as a percentage of total net assets as of 6/30/01.
*Net of receivables and payables.

The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund's current or future investments.

[GRAPHIC OMITTED]

                                      *
------------------------------------------------------------------------------

                             FINANCIAL STATEMENTS

                                   6/30/2001

------------------------------------------------------------------------------
                                      *

                                      *
                       -------------------------------
               PORTFOLIO OF INVESTMENTS - BERKSHIRE FOCUS FUND
                           June 30, 2001 (unaudited)



 Shares       Common Stocks                                          Value

              COMPUTER - 0.0%                                $       1,572
--------------------------------------------------------------------------
    100       Sun Microsystems, Inc.*                                1,572

              FIBER OPTIC EQUIPMENT - 8.9%                      11,163,184
--------------------------------------------------------------------------
164,033       CIENA Corp.*                                       6,233,254
176,700       ONI Systems Corp.*                                 4,929,930

              MULTIMEDIA - 7.1%                                  8,840,400
--------------------------------------------------------------------------
166,800       AOL Time Warner, Inc.*                             8,840,400

              NETWORKING EQUIPMENT - 9.5%                       11,904,002
--------------------------------------------------------------------------
 65,000       Cisco Systems, Inc.*                               1,183,000
 86,400       Extreme Networks, Inc.*                            2,548,800
193,544       Juniper Networks, Inc.*                            6,019,218
 31,200       Riverstone Networks, Inc.*                           620,568
 65,600       Sonus Networks, Inc.*                              1,532,416

              SEMICONDUCTORS - 9.4%                             11,806,651
--------------------------------------------------------------------------
103,200       Integrated Device Technology, Inc.*                3,270,408
 30,750       Genesis Microchip, Inc.*                           1,111,613
127,000       PMC-Sierra, Inc.*                                  3,945,890
104,500       RF Micro Devices, Inc.*                            2,818,365
 29,350       TriQuint Semiconductor, Inc.*                        660,375

              SEMICONDUCTOR CAPITAL EQUIPMENT - 10.2%           12,762,494
--------------------------------------------------------------------------
116,450       Applied Materials, Inc.*                           5,717,695
124,050       Novellus Systems, Inc.*                            7,044,799

              SOFTWARE - 34.2%                                  42,738,086
--------------------------------------------------------------------------
  6,600       Amdocs Limited*                                      355,410
227,200       BEA Systems, Inc.*                                 6,977,312
 89,400       Check Point Software Technologies Ltd.*            4,520,958
 64,600       Comverse Technology, Inc.*                         3,688,660
 23,200       Mercury Interactive Corp.*                         1,389,680
 60,600       Micromuse, Inc.*                                   1,696,194
104,550       Openwave Systems, Inc*                             3,627,885
164,300       PeopleSoft, Inc.*                                  8,088,489
148,500       Siebel Systems, Inc.*                              6,964,650
 81,600       VERITAS Software Corp.*                            5,428,848

              STORAGE DEVICES - 18.3%                           22,860,024
--------------------------------------------------------------------------
194,840       Brocade Communications Systems, Inc.*              8,571,012
236,412       EMC Corp.*                                         6,867,769
130,300       Emulex Corp.*                                      5,264,120
122,913       McDATA Corp., (Class A)*                           2,157,123

              TOTAL COMMON STOCKS - 97.6%                    $ 122,076,413
              ------------------------------------------------------------
              (Cost $185,342,989)


             *Non-income producing

             (see accompanying notes to financial statements)

                                      *
                       -------------------------------
               PORTFOLIO OF INVESTMENTS - BERKSHIRE FOCUS FUND
                           June 30, 2001 (unaudited)



 Shares                                                              Value

              CASH EQUIVALENTS - 1.7%                        $   2,168,263
--------------------------------------------------------------------------
2,168,263     Firstar Stellar Treasury Fund                      2,168,263

              TOTAL INVESTMENT SECURITIES - 99.3%              124,244,676
              ------------------------------------------------------------
             (Cost $187,511,252)

              OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%         833,718
              ------------------------------------------------------------

              NET ASSETS - 100.0%                            $ 125,078,394
              ============================================================
              Equivalent to $15.13 per share


             (see accompanying notes to financial statements)

                                      *
                       -------------------------------
             PORTFOLIO OF INVESTMENTS - BERKSHIRE TECHNOLOGY FUND
                           June 30, 2001 (unaudited)



 Shares       Common Stocks                                          Value

              COMPUTER - 0.0%                                $       1,572
--------------------------------------------------------------------------
    100       Sun Microsystems, Inc.*                                1,572

              FIBER OPTIC EQUIPMENT - 8.7%                       1,044,453
--------------------------------------------------------------------------
 14,692       CIENA Corp.*                                         558,296
 17,425       ONI Systems Corp.*                                   486,157

              MULTIMEDIA - 7.3%                                    874,500
--------------------------------------------------------------------------
 16,500       AOL Time Warner, Inc.*                               874,500

              NETWORKING EQUIPMENT - 10.4%                       1,246,867
--------------------------------------------------------------------------
  6,200       Cisco Systems, Inc.*                                 112,840
  9,100       Extreme Networks, Inc.*                              268,450
 18,648       Juniper Networks, Inc.*                              579,953
  6,550       Riverstone Networks, Inc.*                           130,280
  6,650       Sonus Networks, Inc.*                                155,344

              SEMICONDUCTORS - 9.4%                              1,124,768
--------------------------------------------------------------------------
  7,750       Integrated Device Technology, Inc.*                  245,598
  4,775       Genesis Microchip, Inc.*                             172,616
 10,550       PMC-Sierra, Inc.*                                    327,789
 12,000       RF Micro Devices, Inc.*                              323,640
  2,450       TriQuint Semiconductor, Inc.*                         55,125

              SEMICONDUCTOR CAPITAL EQUIPMENT - 10.1%            1,204,306
--------------------------------------------------------------------------
 11,400       Applied Materials, Inc.*                             559,740
 11,350       Novellus Systems, Inc.*                              644,566

              SOFTWARE - 33.9%                                   4,056,620
--------------------------------------------------------------------------
  2,200       Amdocs Limited*                                      118,470
 21,170       BEA Systems, Inc.*                                   650,131
  8,597       Check Point Software Technologies Ltd.*              434,750
  5,500       Comverse Technology, Inc.*                           314,050
  2,300       Mercury Interactive Corp.*                           137,770
  7,000       Micromuse, Inc.*                                     195,930
  8,275       Openwave Systems, Inc*                               287,142
 15,575       PeopleSoft, Inc.*                                    766,757
 13,100       Siebel Systems, Inc.*                                614,390
  8,075       VERITAS Software Corp.*                              537,230

              STORAGE DEVICES - 17.9%                            2,149,596
--------------------------------------------------------------------------
 19,021       Brocade Communications Systems, Inc.*                836,734
 21,927       EMC Corp.*                                           636,979
 11,950       Emulex Corp.*                                        482,780
 11,003       McDATA Corp., (Class A)*                             193,103

              TOTAL COMMON STOCKS - 97.7%                    $  11,702,682
              ------------------------------------------------------------
              (Cost $17,820,584)


             *Non-income producing

             (see accompanying notes to financial statements)

                                      *
                       -------------------------------
             PORTFOLIO OF INVESTMENTS - BERKSHIRE TECHNOLOGY FUND
                           June 30, 2001 (unaudited)



 Shares                                                              Value

              CASH EQUIVALENTS - 1.5%                        $     175,944
--------------------------------------------------------------------------
175,944       Firstar Stellar Treasury Fund                        175,944

              TOTAL INVESTMENT SECURITIES - 99.2%               11,878,626
              ------------------------------------------------------------
             (Cost $17,996,528)

              OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%          91,737
              ------------------------------------------------------------

              NET ASSETS - 100.0%                            $  11,970,363
              ============================================================
              Equivalent to $3.65 per share


             (see accompanying notes to financial statements)

                                      *
                       -------------------------------
                     STATEMENTS OF ASSETS AND LIABILITIES
                           June 30, 2001 (unaudited)

                                                            BERKSHIRE           BERKSHIRE
                                                           FOCUS FUND     TECHNOLOGY FUND
ASSETS
-----------------------------------------------------------------------------------------
Investment securities:
    At acquisition cost                                 $ 187,511,252       $  17,996,528
                                                        =================================
    At market value                                     $ 124,244,676       $  11,878,626
Receivable for capital shares sold                            102,709              15,000
Receivable for securities sold                              4,147,445             343,089
Interest receivable                                             5,556                 470
                                                        ---------------------------------
    TOTAL ASSETS                                          128,500,386          12,237,185
                                                        ---------------------------------


LIABILITIES
-----------------------------------------------------------------------------------------
Payable for capital shares redeemed                            19,401                   0
Payable for securities purchased                            3,183,569             244,036
Payable to affiliates (Note 4)                                209,178              19,998
Accrued expenses                                                9,844               2,788
                                                        ---------------------------------
    TOTAL LIABILITIES                                       3,421,992             266,822
                                                        ---------------------------------


NET ASSETS                                              $ 125,078,394       $  11,970,363
=========================================================================================


Net assets consist of:
Paid-in-capital                                         $ 478,155,910       $  47,354,795
Accumulated net investment loss                            (1,622,168)           (154,837)
Accumulated net realized losses
    from security transactions                           (288,188,772)        (29,111,693)
Net unrealized depreciation on investments                (63,266,576)         (6,117,902)
                                                        ---------------------------------
Net assets                                              $ 125,078,394       $  11,970,363
                                                        =================================


Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)              8,264,910           3,277,607
                                                        =================================


Net asset value, offering price and redemption
    price per share                                     $       15.13       $        3.65
                                                        =================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                           STATEMENTS OF OPERATIONS
              For the Six Months Ended June 30, 2001 (unaudited)


                                                            BERKSHIRE           BERKSHIRE
                                                           FOCUS FUND     TECHNOLOGY FUND
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
    Interest                                          $        99,029      $        9,477
    Dividends                                                   3,390                 330
                                                        ---------------------------------
         TOTAL INVESTMENT INCOME                              102,419               9,807
                                                        ---------------------------------

EXPENSES
-----------------------------------------------------------------------------------------
    Investment advisory fees                                1,315,933             122,444
    Administrative fees                                       401,615              40,815
    Interest expense                                            7,039               1,385
                                                        ---------------------------------
         TOTAL EXPENSES                                     1,724,587             164,644
                                                        ---------------------------------

NET INVESTMENT LOSS                                        (1,622,168)           (154,837)
-----------------------------------------------------------------------------------------


REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
-----------------------------------------------------------------------------------------
Net realized losses from security transactions           (189,028,921)        (16,998,783)
Net change in unrealized appreciation
   (depreciation) on investments                           26,498,843           2,592,907
                                                         --------------------------------

NET REALIZED AND UNREALIZED
LOSSES ON INVESTMENTS                                    (162,530,078)        (14,405,876)
                                                         --------------------------------

NET DECREASE IN NET ASSETS
FROM OPERATIONS                                       $  (164,152,246)     $  (14,560,713)
                                                        =================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
          STATEMENTS OF CHANGES IN NET ASSETS - BERKSHIRE FOCUS FUND
     For the Periods Ended June 30, 2001 (unaudited) and December 31, 2000


                                                                Six Months                Year
                                                                     Ended               Ended
                                                                   6/30/01            12/31/00
FROM OPERATIONS:
----------------------------------------------------------------------------------------------
    Net investment loss                                     $   (1,622,168)      $  (3,360,439)
    Net realized losses from security transactions            (189,028,921)        (98,878,551)
    Net change in unrealized appreciation
         (depreciation) on investments                          26,498,843        (103,167,067)
                                                              --------------------------------
Net decrease in net assets from operations                    (164,152,246)       (205,406,057)
                                                              --------------------------------


FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------
    Proceeds from shares sold                                  125,342,540         780,031,711
    Payments for shares redeemed                              (115,718,661)       (328,619,184)
                                                              --------------------------------
Net increase in net assets from capital share transactions       9,623,879         451,412,527
                                                              --------------------------------


TOTAL INCREASE (DECREASE) IN NET ASSETS                       (154,528,368)        246,006,470
----------------------------------------------------------------------------------------------


NET ASSETS:
----------------------------------------------------------------------------------------------
    Beginning of period                                        279,606,762          33,600,292
                                                              --------------------------------
    End of period                                           $  125,078,394       $ 279,606,762
                                                              ================================
    Undistributed net investment income (loss):             $   (1,622,168)      $           0
                                                              ================================


CAPITAL SHARE ACTIVITY:
----------------------------------------------------------------------------------------------
    Shares sold                                                  5,450,785          14,588,056
    Shares redeemed                                             (5,545,371)         (7,071,883)
                                                              --------------------------------
    Net increase (decrease) in shares outstanding                  (94,586)          7,516,173
    Shares outstanding, beginning of period                      8,359,496             843,323
                                                              --------------------------------
    Shares outstanding, end of period                            8,264,910           8,359,496
                                                              ================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
        STATEMENTS OF CHANGES IN NET ASSETS - BERKSHIRE TECHNOLOGY FUND
     For the Periods Ended June 30, 2001 (unaudited) and December 31, 2000


                                                                Six Months                Year
                                                                     Ended               Ended
                                                                   6/30/01            12/31/00
FROM OPERATIONS:
----------------------------------------------------------------------------------------------
    Net investment loss                                     $     (154,837)      $    (313,235)
    Net realized losses from security transactions             (16,998,783)        (12,112,910)
    Net change in unrealized appreciation
         (depreciation) on investments                           2,592,907          (8,710,809)
                                                              --------------------------------
Net decrease in net assets from operations                     (14,560,713)        (21,136,954)
                                                              --------------------------------


FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------
    Proceeds from shares sold                                   13,789,635          80,763,325
    Payments for shares redeemed                               (12,232,637)        (34,662,293)
                                                              --------------------------------
Net increase in net assets from capital share transactions       1,556,998          46,101,032
                                                              --------------------------------


TOTAL INCREASE (DECREASE) IN NET ASSETS                        (13,003,715)         24,964,078
----------------------------------------------------------------------------------------------


NET ASSETS:
----------------------------------------------------------------------------------------------
    Beginning of period                                         24,974,078              10,000
                                                              --------------------------------
    End of period                                           $   11,970,363      $   24,974,078
                                                              ================================
    Undistributed net investment income (loss):             $     (154,837)     $           0
                                                              ================================


CAPITAL SHARE ACTIVITY:
----------------------------------------------------------------------------------------------
    Shares sold                                                  2,656,570           6,296,589
    Shares redeemed                                             (2,479,579)         (3,196,973)
                                                              --------------------------------
    Net increase in shares outstanding                             176,991           3,099,616
    Shares outstanding, beginning of period                      3,100,616               1,000
                                                              --------------------------------
    Shares outstanding, end of period                            3,277,607           3,100,616
                                                              ================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------

                  FINANCIAL HIGHLIGHTS - BERKSHIRE FOCUS FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                            Six Months           Year          Year            Year         Period(A)(B)
                                                 Ended          Ended          Ended          Ended          Ended
                                               6/31/01       12/31/00       12/31/99       12/31/98       12/31/97
                                            (unaudited)

NET ASSET VALUE,
BEGINNING OF PERIOD                           $  33.45       $  39.84       $  16.44        $  8.64       $  10.00
------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                 (0.20)(D)      (0.40)(D)      (0.31)          0.03           0.10
    Net realized and unrealized
         gains (losses) on investments          (18.12)         (5.99)         23.80           8.97          (1.36)
                                               -------------------------------------------------------------------
Total from investment operations                (18.32)         (6.39)         23.49           9.00          (1.26)
                                               -------------------------------------------------------------------

LESS DISTRIBUTIONS:
------------------------------------------------------------------------------------------------------------------
    Dividends from net investment income          0.00           0.00           0.00          (0.02)         (0.10)
    Distributions from net realized gains         0.00           0.00          (0.09)         (1.18)          0.00
                                               -------------------------------------------------------------------
Total distributions                               0.00           0.00          (0.09)         (1.20)         (0.10)
                                               -------------------------------------------------------------------

NET ASSET VALUE,
END OF PERIOD                                 $  15.13       $  33.45       $  39.84       $  16.44        $  8.64
==================================================================================================================


TOTAL RETURN                                   (54.77%)(B)    (16.04%)       142.90%        104.17%        (12.60%)
==================================================================================================================


SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (thousands)     $  125,078     $  279,607      $  33,600         $  353         $  101


Ratio of expenses to average net assets:
         Before fee waiver                       1.96%(C)(F)    1.95%(E)       1.89%          1.93%          1.00%
         After fee waiver                        1.96%(C)(F)    1.95%(E)       1.89%          0.00%          0.00%

Ratio of net investment income (loss)
    to average net assets:
         Before fee waiver                      (1.85%)(C)     (1.75%)        (1.71%)        (1.66%)         0.12%
         After fee waiver                       (1.85%)(C)     (1.75%)        (1.71%)         0.26%          1.12%

Portfolio turnover rate                         122.2%         166.4%         155.5%         136.0%          13.0%


(A) Represents the period from the commencement of operations (July, 1 1997) to December 31, 1997.

(B) Not annualized.

(C) Annualized.

(D) Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(E) For the period ended December 31, 2000 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 1.96% and 1.96% respectively.

(F) For the period ended June 30, 2001 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 1.97% and 1.97% respectively.


(See accompanying notes to financial statements)

                                      *
                       -------------------------------
               FINANCIAL HIGHLIGHTS - BERKSHIRE TECHNOLOGY FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                            Six Months           Year
                                                 Ended          Ended
                                               6/30/01       12/31/00
                                            (unaudited)

NET ASSET VALUE,
BEGINNING OF PERIOD                             $ 8.05        $ 10.00
---------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------
    Net investment loss                          (0.05)(C)      (0.10)(C)
    Net realized and unrealized
         losses on investments                   (4.35)         (1.85)
                                               ----------------------
Total from investment operations                 (4.40)         (1.95)
                                               ----------------------

LESS DISTRIBUTIONS:
---------------------------------------------------------------------
    Dividends from net investment income          0.00           0.00
    Distributions from net realized gains         0.00           0.00
                                               ----------------------
Total distributions                               0.00           0.00
                                               ----------------------

NET ASSET VALUE,
END OF PERIOD                                   $ 3.65         $ 8.05
=====================================================================


TOTAL RETURN                                   (54.66%)(A)    (19.50%)
=====================================================================


SUPPLEMENTAL DATA AND RATIOS:
---------------------------------------------------------------------
Net assets at end of period (thousands)       $ 11,970       $ 24,974

Ratio of expenses to average net assets          2.00%(B)(E)    2.00%(D)

Ratio of net investment loss
    to average net assets                       (1.90%)(B)     (1.75%)

Portfolio turnover rate                         128.1%         171.6%


(A) Not annualized.

(B) Annualized.

(C) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(D) For the period ended December 31, 2000 the ratio of expenses to average net assets excludes interest expense. The ratio including interest expense would be 2.01%.

(E) For the period ended June 30, 2001 the ratio of expenses to average net assets excludes interest expense. The ratio including interest expense would be 2.02%.


(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                          June 30, 2001 (unaudited)

1. Organization

The Focus Fund and Technology Fund (the "Funds") are each a non-diversified series of The Berkshire Funds (formerly Berkshire Capital Investment Trust) (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 25, 1996. The Focus Fund commenced operations on July 1, 1997. The Technology Fund commenced operations on December 29, 1999. Each Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities valuation - Each Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                          June 30, 2001 (unaudited)

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the "Code") available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

Other - Generally Accepted Accounting Principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                          June 30, 2001 (unaudited)


3. Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended June 30, 2001 were as follows:

                      Focus Fund                Technology Fund
Purchases          $  228,552,771               $  22,100,884
Sales              $  214,070,700               $  20,597,933

There were no purchases or sales of U.S. Government Securities for the six months ended June 30, 2001.

Unrealized appreciation (depreciation) at June 30, 2001 based on cost of securities for Federal tax purposes is as follows:


                                        Focus Fund     Technology Fund

Gross unrealized appreciation       $    8,469,349     $     795,235
Gross unrealized depreciation          (71,735,925)       (6,913,137)
                                     --------------      ------------
Net unrealized appreciation         $  (63,266,576)    $  (6,117,902)


Cost of investments                 $  187,511,252     $  17,996,528



The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2000, each Fund had the following capital loss carryforward for tax purposes:


                   Capital Loss Carryforward         Date of Expiration
Focus Fund              $  63,553,797                     12/31/08
Technology Fund         $   9,459,231                     12/31/08

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                          June 30, 2001 (unaudited)

4. Related  Party Transactions, Investment Advisory and Administrative Fees

Certain officers and trustees of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. ("Berkshire Capital").

Each Fund has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital. Under the terms of the Investment Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the daily net assets of each Fund. Under the Administration Agreement, Berkshire Capital receives a fee as compensation for services rendered, facilities furnished and expenses assumed at the annual rate of 0.50% of each Fund's average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion, and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of each Fund's daily net assets and is accrued each calendar day (including weekends and holidays). For the six months ended June 30, 2001, Berkshire Capital was paid an investment advisory fee of $1,315,933 and an administration fee of $401,615 from the Focus Fund. The Technology Fund paid an investment advisory fee of $122,444 and an administration fee of $40,185.

                                      *
                       -------------------------------
                                    NOTES




                                 (BLANK PAGE)

                                 (BLANK PAGE)

         THE BERKSHIRE FUNDS
         475 Milan Drive
         Suite #103
         San Jose, CA 95134
        (Toll-Free) 1-877-526-0707


         BOARD OF TRUSTEES
         Malcolm R. Fobes III, Chairman
         Ronald G. Seger
         Leland F. Smith
         Andrew W. Broer


         INVESTMENT ADVISER
         Berkshire Capital Holdings, Inc.
         475 Milan Drive
         Suite #103
         San Jose, CA 95134


         COUNSEL
         Brown, Cummins & Brown Co., L.P.A.
         3500 Carew Tower
         441 Vine Street
         Cincinnati, OH 45202


         TRANSFER AGENT
         Firstar Mutual Fund Services, LLC
         615 E. Michigan Street
         Milwaukee, WI 53202


         CUSTODIAN
         Firstar Bank, N.A
         425 Walnut Street
         Cincinnati, OH 45202


         DISTRUBUTOR
         Rafferty Capital Markets, LLC
         1311 Mamaroneck Avenue
         White Plains, NY 10605


         WEBSITE
         www.berkshirefunds.com